UNITED STATES
SECURITIES
AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2004

COEUR D'ALENE MINES CORPORATION
(Exact name of Registrant as specified in its charter)

Idaho	1-8641	82-0109423
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number	Identification Number)

400 Coeur d'Alene Mines Bldg.
505 Front Avenue
Coeur d'Alene, Idaho	83814
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (208) 667-3511

Not Applicable
(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits. The following exhibit is furnished herewith:

99.1	Press Release issued by the Registrant on February 19, 2004.

Item 12.  Results of Operations and Financial Condition

        On February 19, 2004, the Registrant issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COEUR D'ALENE MINES CORPORATION
(Registrant)
Dated: February 19, 2004	By: /s/ James A. Sabala
James A. Sabala
Executive Vice President and
Chief Financial Officer

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